SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                    January 25, 1999
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



        Delaware                1-4346                       22-1660266
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)

                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Preliminary and Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. (the "Company") for the three and twelve month periods ended December 31, 1998 and 1997.


                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                              (Preliminary and Unaudited)
                                     (In millions)


                                                                     December 31,
                                                                  ------------------
                                                              1998                  1997
                                                              ----                  ----

Total stockholder's equity                                $  8,768              $   8,518

Total assets under fee-based management                   $274,400              $ 223,847


                                                                   Three                        Twelve
                                                                Months Ended                 Months Ended
                                                                December 31,                 December 31,
                                                            1998            1997         1998            1997
Revenues:

 Commissions                                              $  838         $   782       $3,214          $2,967
 Investment banking                                          521             562        2,320           2,118
 Principal transactions                                      123             243         (113)          2,504
 Asset management and administration fees                    551             479        2,165           1,715
 Other                                                        83              36          185             130
                                                          ------          ------       ------          ------
   Total noninterest revenues                              2,116           2,102        7,771           9,434
                                                          ------          ------       ------          ------
 Interest and dividends                                    2,778           3,337       12,902          12,043
 Interest expense                                          2,463           2,942       11,466          10,530
                                                          ------          ------       ------          ------

   Net interest and dividends                                315             395        1,436           1,513
                                                          ------          ------       ------          ------

   Revenues, net of interest expense                       2,431           2,497        9,207          10,947
                                                          ------          ------       ------          ------

Noninterest expenses:

 Compensation and benefits                                 1,667           1,489        5,848           6,037
 Communications                                              126             123          477             495
 Floor brokerage and other production                        120             118          446             389
 Occupancy and equipment                                     114             108          429             432
 Advertising and market development                           94              74          312             276
 Professional services                                        79              69          245             210
 Other operating and administrative expenses                 120             103          408             450
 Restructuring charge, net                                    50             838         (274)            838
                                                          ------          ------       ------          ------
   Total noninterest expenses                              2,370           2,922        7,891           9,127
                                                          ------          ------       ------          ------

   Income (loss) before income taxes                          61           (425)        1,316           1,820

Provision (benefit) for income taxes                          21           (201)          498             675
                                                          ------          ------       ------          ------

Net income (loss)                                        $    40         $ (224)       $  818          $1,145
                                                          ======          ======       ======          ======




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: January 25, 1999                        SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller